SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                   ________________________________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 26, 2008

                              INVICTA GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

Nevada			333-102555			91-2051923
(State or Other 	(Commission File Number)	(IRS Employer
Jurisdiction 						Identification
of Incorporation)					Number)

          1165 North Clark Street, Suite 410 Chicago, Illinois 60610
              (Address of Principal Executive Offices, Zip Code)

  Registrant's telephone number, including area code: (312) 867-0033
                   ________________________________________

   2400 East Commercial Boulevard, Suite 618, Fort Lauderdale, Florida 33308
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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As used herein, the terms, "we," "us," "our," and the "Company" refers to
Invicta Group, Inc., a Nevada corporation, unless otherwise stated.

                     MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY'S MARKETING PLANS, GOALS, COMPETITIVE CONDITIONS, REGULATIONS THAT AFFECT PUBLIC COPMPANIES THAT HAVE NO EXISTING BUSINESS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND IMPORTANT FACTORS DESCRIBED IN THIS FORM 8-K FOR INVICTA, INC., INCLUDING, BUT NOT LIMITED TO "THE FACTORS THAT MAY AFFECT FUTURE RESULTS" SHOWN BELOW. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS LIMITED OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, AND REGULATORY BURDENS PLACED ON PUBLIC COMPANIES, ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

	On June 26, 2008 and in connection with the Asset Purchase Agreement (dated June 23, 2008) we also entered into an additional agreement styled as the Addendum to Convertible Debenture and Warrant to Purchase Common Stock (the Addendum Agreement").

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	We entered into the Addendum Agreement with the following parties: Image
Worldwide, Inc., Golden Gate Investors, Inc. ("Golden Gate"), Paul Sorkin, Richard David Scott, and William G. Forhan.

	As previously disclosed, on June 26, 2008 we acquired certain Assets from Image Worldwide, Inc., a Colorado corporation ("Image Worldwide") and among other provisions of that transaction (as more fully disclosed on the Form 8-K filed on July 3, 2008), our existing directors and officers, namely, Richard David Scott, William G. Forhan, and Mercedes Henze each resigned as officers and directors and elected Paul Sorkin as our President, Chief Executive Officer and Chair of the Board of Directors. Mr. Sorkin was and is at all times hereunder also the President and Chairman of Image Worldwide.

	Under the terms of the Addendum Agreement, the parties to the Addendum Agreement agreed to the following with respect to that certain 7 3/4% Convertible Debenture (dated April 27, 2004) (the "Convertible Debenture") and that certain Warrant to Purchase Common Stock (dated April 27, 2007) (the "Warrant") previously issued to Golden Gate:

	(A)	extend the maturity date of Convertible Debenture to July 1, 2010;

	(B)	extend the expiration date of the Warrant to July 1, 2010.

	In addition, the parties to the Addendum Agreement acknowledged that:

(1)	Golden Gate has advanced the sum of $208,034 (the "Prior Advance") to us as a prepayment towards the exercise of the Warrant Shares (as defined in the Warrant) under the Warrant; and

(2)	the outstanding principal balance of the Convertible Debenture at the time of the Addendum Agreement was $151,295.

	The parties also agreed that upon closing of the Addendum Agreement, Golden Gate agreed deliver an aggregate of $75,000 in cash to us ("First GGI Prepayment") and thirty calendar days thereafter, Golden Gate shall pay us the sum of $37,000 in cash (the "Second GGI Prepayment," collectively with the Prior Advance and the First GGI Prepayment, to the extent any such payments are actually delivered by Golden Gate to us the "GGI Prepayments").
	The parties acknowledged and agreed that (i) the amount of the Prior Advance previously advanced by Golden Gate to us as a prepayment towards the exercise of the Warrant Shares under the Warrant and currently outstanding is equal to $208,034, and (ii) the Outstanding Principal Balance of the Debenture is equal to $151,295, and that accrued and unpaid interest thereon to date equals $36,800, with the aggregate amount currently owed under the Debenture to Golden Gate equal to $188,095.

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	The parties further agreed that the GGI Prepayments shall represent a prepayment towards the future exercise of Warrant Shares under the Warrant. The timing of the application of the prepaid funds represented by the Golden Gate Prepayments to any exercise of Warrant Shares under the Warrant are to be at Golden Gate's discretion. Moreover, the application of any portion of the GGI Prepayments to the exercise of Warrant Shares under the Warrant shall be applied in the order that the GGI Prepayments were paid by GGI to us, such that the first exercises of the Warrant Shares shall be applied against the Prior Advance until all of the Prior Advance is so accounted for, thereafter, exercises of the Warrant Shares shall be applied against the First GGI Prepayment until all of the First GGI Prepayment is so accounted for, and thereafter exercises of the Warrant Shares shall be applied against the Second GGI Prepayment until all of the Second GGI Prepayment is so accounted for. Notwithstanding the foregoing, the parties agreed that no more than 75% of the aggregate exercise price of any exercise effected by Golden Gate under the Warrant after the date hereof shall be paid for by the application of the GGI Prepayments to such exercise (the exact amount of the GGI Prepayments, up to such 75% amount, shall be determined in the sole and absolute discretion of Golden Gate); the remainder of the exercise price of any exercise under the Warrant so effected by Golden Gate after the date hereof shall be paid for by the payment therefore in cash or other readily available funds by Golden Gate.

	Further, the Addendum Agreement provides that: in the event that any portion of the GGI Prepayments remain outstanding and not applied to the exercise of Warrant Shares by Golden Gate under the Warrant (including any portion of the GGI Prepayments for which Warrant Shares have not been delivered to Golden Gate upon an exercise by Golden Gate under the Warrant) upon or after the date that is six months from the date of this Addendum, we shall, upon written request from Golden Gate, refund all such outstanding amounts of the GGI Prepayments to Golden Gate via wire transfer within three days from the date of Golden Gate's delivery to us of the written request of such refund and for so long as any portion of the GGI Prepayments remains outstanding and not otherwise applied to the purchase of Warrant Shares by Golden Gate, we shall not prepay or otherwise redeem or cancel the Debenture without the prior written consent of Golden Gate.

	As a condition precedent to Golden Gate's obligation to deliver the GGI Prepayments to us, our President, Chief Executive Officer, and Chair of the Board of our Board of Directors, Paul Sorkin, was required to give Golden Gate a personal guarantee. A copy of the "Continuing Personal Guaranty" given by Mr. Sorkin is attached.

	The parties also agreed to amend the Warrant so that, as amended,
Section 2.5 of the Warrant was added to read as follows:

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 "2.5	Certain Exercise Limits.	The Company shall not effect any exercise
of this Warrant, and Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to the exercise, as set forth on the applicable Warrant Notice of Exercise, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of the Company's Common Stock (the "Common Stock") beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) exercise of the remaining, unexercised amount of this Warrant beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other debentures or warrants to purchase shares of the Company's Common Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2.5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). To the extent that the limitation contained in this Section 2.5 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which amount of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Warrant Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant may be exercised (in relation to other securities owned by such Holder together with any Affiliates) and which amount of this Warrant is exercisable, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, Holder will be deemed to represent to the Company each time it delivers a Warrant
Notice of Exercise that such Warrant Notice of Exercise has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section
2.5, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock provided to the Holder in writing by the Company after Holder makes such request or in the event that the Company files, any of the following with the United States Securities and Exchange Commission, the most recent of the following: (A) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, or such successor filings of the Company (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company's transfer agent setting forth the number of shares of Common

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Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days (as defined below) confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding on the records of the Company as of the date of the request. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant held by the Holder. The Beneficial Ownership Limitation provisions of this Section 2.5 may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Company, to, at the sole discretion of the Holder, either change the Beneficial Ownership Limitation to (i) 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of the Warrant held by the Holder and the provisions of this Section 2.5 shall continue to apply, or (ii) remove any Beneficial Ownership Limitation under this Warrant. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.5 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 9.99% of the then outstanding shares of Common Stock, then the Holder shall not have the right to exercise such portion of this Warrant as shall cause such Holder not to be deemed the beneficial owner of more than 9.99% of the then outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Holder shall have no interest in or rights under such portion of the Warrant. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. For purposes of this Section, "Affiliate" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (a "Person") that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended. For purposes of this Section, "Trading Day" means any day on which (i) purchases and sales of securities on the principal national security exchange or quotation system on which the Common Stock are traded are reported thereon, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be, (ii) at least one bid for the trading of Common Stock is reported and (iii) no event that results in a material suspension or

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limitation of trading of the Common Stock occurs."

	The Addendum Agreement also contained other customary provisions relating to the procedures to be followed relative to the Convertible Debenture, the Warrant, and general terms.




ITEM 7.01	REGULATION FD DISCLOSURE

	As stated above and on June 26, 2008 (and in connection with the Asset Purchase Agreement (dated June 23, 2008)) we also entered into an additional agreement styled as the Addendum to Convertible Debenture and Warrant to Purchase Common Stock (the Addendum Agreement") with the following parties:
Image Worldwide, Inc., Golden Gate Investors, Inc. ("Golden Gate"), Paul Sorkin, Richard David Scott, and William G. Forhan.

	The Addendum Agreement amended certain provisions of the Convertible Debenture and the Warrant that we previously issued to Golden Gate, among other provisions. A copy of the Addendum Agreement is attached to this Form 8-K.

	As a part of the Addendum Agreement, our President, Chief Executive Officer, and Chair of the Board of Directors, Paul Sorkin, gave Golden Gate a personal guaranty with respect to certain obligations we have to Golden Gate. A copy of the Continuing Personal Guaranty, given to Golden Gate by Mr. Sorkin, is attached to this Form 8-K.

Overall, purchasers of our Common Stock should know that we are a small company and we face all of the uncertainties and risks associated with a small business together with the burdens and obligations of a publicly-traded company. We have limited financial and managerial resources and while we believe that our current business and our plans that we have for the assets we acquired from Image Worldwide may allow us to achieve our objectives, we cannot assure you that we will do so.

(A)  Factors That May Affect Future Results

	In General. The purchase of shares of the Company's common stock is very speculative and involves a very high degree of risk. As a small company, our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

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1)	The market price of our common stock may fluctuate significantly.

	The market price of our common shares may fluctuate significantly in response to factors, many of which are beyond our control, such as:
*	the announcement of new technologies by us or our competitors;
*	quarterly variations in our and our competitors' results of operations;
*	changes in earnings estimates or recommendations by securities
	analysts;
*	developments in our industry;
*	general market conditions and other factors, including factors unrelated to our own operating performance;
*	changing regulatory exposure, laws, rules and regulations which may change; and
*	tax incentives and other changes in the tax code.

	Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2)	Trading of our common stock is limited.

	Our Common Stock is traded only on the Bulletin Board. Trading in our stock has historically been limited and sporadic with no continuous liquid trading market over any long or extended period of time. This has adversely effected the liquidity of our common stock, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

3)	Limited Financial Resources and Future Dilution

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	We are a small company and we have limited financial resources.  While we believe that we have some growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions. Further, the existing debt securities that we have issued, including, but not limited to the Note previously issued to Mr. William G. Forhan (and later assigned to a third party) and the convertible debt issued to an institutional investor will result in our issuance of additional shares of our Common Stock which will further dilute our existing stockholders.

4)	Control by Image Worldwide, Inc. and Limited Management

	As a result of the Agreement, on June 27, 2008, control over our Company passed to Image Worldwide, Inc., a Colorado corporation. The Chief Executive Officer of Image Worldwide, Inc. is Mr. Paul Sorkin who is also currently our President, Chief Executive Officer and Chairman of the Board. Since Image Worldwide, Inc. owns 5,000,000 shares of our newly-designated Series G
Preferred Stock and each share has the right to 1,000 voting rights and to vote and on all matters submitted to the holders of our Common Stock, they effectively hold 95.71% of the outstanding voting rights. Because of the resignation of our existing officers and directors, the management of our company is now in the hands of one person, Mr. Sorkin. Thus, we have limited management and we cannot assure you that we will attract and retain additional experienced managerial talent in the near future. On this basis, persons who acquire our common stock have no real ability to have any influence or control over the Company, its affairs, or its future direction.

5)	Outstanding Debt, Convertible Debt, Options and Warrants

	We have a significant amount of debt owed to our creditors and as a result of the acquisition of the Assets from Image Worldwide, Inc. we anticipate that holders of our convertible debt and holders of certain common stock purchase options and warrants will likely exercise their right to acquire shares of our Common Stock.

	In the case of the holders of our debt and convertible debt, we anticipate that these holders will likely exercise their rights and seek to avail themselves of their right to claim the exemption provided by Rule 144 of the Securities Act of 1933 ("Rule 144"). In that event, it is likely that there may be significant re-sales of our Common Stock and this may limit or depress the price of our Common Stock.

	Further, a large portion of our outstanding Common Stock are "restricted securities" and may be sold only in compliance with Rule 144 adopted under the Securities Act of 1933 or other

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applicable exemptions from registration. Rule 144 provides that a non-
Affiliate person holding restricted securities for a period of six months may have the restricted legend removed Possible or actual sales of our by present shareholders under Rule 144 may have a depressive effect on the price of the Company's Common Stock in any market which may develop.

6)	Risks of Low Priced Stocks.

Our common stock has only limited and sporadic trading on the Bulletin Board. As a result and due to the limited and sporadic trading market, a shareholder may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, our Common Stock. In the absence of a security being quoted on NASDAQ, or the Company having $2,000,000 in net tangible assets, trading in the Common Stock is covered by Rule 3a51-1 promulgated under the Securities Exchange Act of 1934 for non-NASDAQ and non-exchange listed securities.

Under this rule, broker/dealers who recommend such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

Securities are also exempt from this rule if the market price is at least $5.00 per share, or for warrants, if the warrants have an exercise price of at least $5.00 per share. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure related to the market for penny stocks and for trades in any stock defined as a penny stock. The Commission has recently adopted regulations under such Act which define a penny stock to be any NASDAQ or non-NASDAQ equity security that has a market price or exercise price of less than $5.00 per share and allow for the enforcement against violators of the proposed rules.

In addition, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule prepared by the Commission explaining important concepts involving the penny stock market, the nature of such market, terms used in such market, the broker/dealer's duties to the customer, a toll-free telephone number for inquiries about the broker/dealer's disciplinary history, and the customer's rights and remedies in case of fraud or abuse in the sale.

Disclosure also must be made about commissions payable to both the broker/dealer and the registered representative, current quotations for the securities, and if the broker/dealer is the sole market-maker, the broker/dealer must disclose this fact and its control over the market.

Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. While

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many NASDAQ stocks are covered by the proposed definition of penny stock, transactions in NASDAQ stock are exempt from all but the sole market-maker provision for (i) issuers who have $2,000,000 in tangible assets ($5,000,000 if the issuer has not been in continuous operation for three years), (ii) transactions in which the customer is an institutional accredited investor and
(iii) transactions that are not recommended by the broker/dealer. In addition, transactions in a NASDAQ security directly with the NASDAQ market-maker for such securities, are subject only to the sole market-maker disclosure, and the disclosure with regard to commissions to be paid to the broker/dealer and the registered representatives.

Finally, all NASDAQ securities are exempt if NASDAQ raised its requirements for continued listing so that any issuer with less then $2,000,000 in net tangible assets or stockholder's equity would be subject to delisting. These criteria are more stringent than the proposed increased in NASDAQ's maintenance requirements.

The Company's securities are subject to the above rules on penny stocks and the market liquidity for the Company's securities could be severely affected by limiting the ability of broker/dealers to sell the Company's securities.

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                                  SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 					INVICTA GROUP, INC.




Date: July 11, 2008			By: /s/ Paul Sorkin
 					Paul Sorkin, President


EXHIBITS

10.11	Addendum to Convertible Debenture and Warrant to Purchase Common Stock
	With Continuing Personal Guaranty (Paul Sorkin)


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